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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 5, 1997, included in IBAH, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this Form S-8 Registration Statement.


ARTHUR ANDERSEN LLP

Philadelphia, Pa.
  April 4, 1997